UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 07, 2015 (Date of earliest event reported)
Houston Wire & Cable Company (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52046 (Commission File Number)	36-4151663 (IRS Employer Identification Number)

10201 North Loop East (Address of principal executive offices)		77029 (Zip Code)
(713) 609-2100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 7, 2015, Houston Wire & Cable Company (the "Company") reported its financial results for the quarter ended March 31, 2015. The Company's press release dated May 7, 2015, is attached as exhibit 99.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 5, 2015, the Company held its 2015 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, 16,122,962 shares of common stock, par value $.001, or approximately 92.67% of the 17,398,140 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy. Set forth below are the matters acted upon by Company stockholders at the Annual Meeting, and the final voting results on each such matter.

Proposal 1: Election of Directors. The number of votes cast for and withheld from each nominee, as well as the number of broker non-votes, were as follows:

   Name of Nominee                 Votes For                 Votes Withheld

Michael T. Campbell                14,417,655                    179,797

I. Stewart Farwell                 14,404,192                    193,260

Mark A. Ruelle                     14,420,343                    177,109

Wilson B. Sexton                   14,421,624                    175,828

William H. Sheffield               14,418,989                    178,463

Scott L. Thompson                  13,602,450                    995,002

G. Gary Yetman                     14,464,413                    133,039

James L. Pokluda III               14,457,254                    140,198

There were 1,525,510 broker non-votes as to Proposal 1.

All eight nominees were elected.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

                        Votes For as a Percentage of
Votes For               Votes Present at the Meeting         Votes Against          Abstentions
16,072,153                         99.68                        32,585                18,224

There were no broker non-votes as to Proposal 2.

Proposal 2 received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Proposal 3: Advisory Vote to Approve Executive Compensation. The number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

                        Votes For as a Percentage of
Votes For               Votes Present at the Meeting         Votes Against          Abstentions
14,119,292                         96.72                       421,108                57,052

There were 1,525,510 broker non-votes as to Proposal 3.

Proposal 3 received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Houston Wire & Cable Company dated May 07, 2015

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 07, 2015	HOUSTON WIRE & CABLE COMPANY By: /s/ Nicol Graham Nicol Graham Vice President & CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Houston Wire & Cable Company dated May 07, 2015